SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MERCURY HW VARIABLE TRUST
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MERRILL LYNCH INTERNATIONAL EQUITY FOCUS FUND A SERIES OF MERRILL LYNCH VARIABLE SERIES FUNDS, INC. P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

MERCURY HW INTERNATIONAL VALUE VIP PORTFOLIO A SERIES OF MERCURY HW VARIABLE TRUST 725 FIGUEROA STREET SUITE 4000 LOS ANGELES, CALIFORNIA 90017-5400

SUPPLEMENT TO PROXY STATEMENT AND PROSPECTUS DATED MARCH 16, 2001

The special meeting of shareholders of Merrill Lynch International Equity Focus Fund, a series of Merrill Lynch Variable Series Funds, Inc., will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 26, 2001 at 9:00 a.m., Eastern time.

Princeton, New Jersey March 22, 2001